Exhibit 10.28

Power of Attorney

I, [•], citizen of the People’s Republic of China (the “PRC”) with ID No. of            , is the shareholder of [•] (“[•]”) holding [•]% equity interest of [•], hereby irrevocably authorize the person designated by Zhilian Wangpin (Beijing) Technology Co., Ltd (“Zhilian Wangpin”) with the following powers and rights during the period of validity of this Power of Attorney:

I hereby authorize the person appointed by Zhilian Wangpin to exercise, on my behalf, all my rights as shareholder in accordance with PRC laws and [•]’s Articles of Association at the shareholders’ meetings of [•], including but not limited to the right to call the shareholder’s meeting, accept the notice regarding the shareholder’s meeting and its discussion procedures, attend the shareholder’s meeting and exercise all voting rights represented by the [•]% of [•]’s equity interest (including acting as my authorized representative to elect, designate or appoint the director, general manager, financial controller or other senior management personnel, to decide such matters as distribution of dividend), and to sell or transfer any or all of my equity interest held in [•].

Such authorization and appointment are based upon the precondition that such person designated by Zhilian Wangpin is acting as an employee of Zhilian Wangpin or its affiliates and Zhilian Wangpin consents to such authorization and appointment in writing. Once such person designated by Zhilian Wangpin ceases to act as an employee of Zhilian Wangpin or its affiliates or Zhilian Wangpin notifies me to terminate such authorization and appointment, I shall withdraw such authorization and appointment granted hereby immediately and designate and authorize another individual nominated by Zhilian Wangpin to exercise the full aforesaid rights on my behalf at the shareholders’ meetings of [•]. If I die, I agree that my rights and obligations hereunder shall be immediately succeeded by the person designated by Zhilian Wangpin.

During the period when [•] is validly existing, unless the Business Operation Agreement jointly signed by and between Zhilian Wangpin and [•] is terminated for any reason whatsoever, this Power of Attorney will remain valid for an initial period of ten (10) years from [•]. At the expiry hereof and upon the request of Zhilian Wangpin, I will extend the period of validity hereof as requested by Zhilian Wangpin. This Power of Attorney shall not be modified or terminated throughout its period of validity unless otherwise agreed by Zhilian Wangpin in writing.

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